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                                                                    EXHIBIT 21.1

                        SUBSIDIARIES OF LAMAR MEDIA CORP.
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                                                                    STATE OR OTHER
                                                             JURISDICTION OF INCORPORATION OR
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER               ORGANIZATION
----------------------------------------------------               ------------

American Signs, Inc. ........................                        Washington
Canadian TODS Limited .......................                    Nova Scotia, Canada
Colorado Logos, Inc. ........................                         Colorado
Delaware Logos, L.L.C .......................                         Delaware
Florida Logos, Inc. .........................                          Florida
Georgia Logos, L.L.C ........................                          Georgia
Hardin Development Corporation ..............                          Florida
Interstate Logos, L.L.C .....................                         Louisiana
Kansas Logos, Inc. ..........................                          Kansas
Kentucky Logos, LLC .........................                         Kentucky
Lamar Advan, Inc. ...........................                       Pennsylvania
Lamar Advantage GP Company, LLC .............                         Delaware
Lamar Advantage Holding Company .............                         Delaware
Lamar Advantage LP Company, LLC .............                         Delaware
Lamar Advantage Outdoor Company, L.P. .......                         Delaware
Lamar Advertising of Colorado Springs, Inc. .                         Colorado
Lamar Advertising of Kentucky, Inc. .........                         Kentucky
Lamar Advertising of Louisiana, L.L.C .......                         Louisiana
Lamar Advertising of Michigan, Inc. .........                         Michigan
Lamar Advertising of Oklahoma, Inc. .........                         Oklahoma
Lamar Advertising of Penn, LLC ..............                         Delaware
Lamar Advertising of South Dakota, Inc. .....                       South Dakota
Lamar Advertising of Youngstown, Inc. .......                         Delaware
Lamar Advertising Southwest, Inc. ...........                          Nevada
Lamar Air, L.L.C ............................                         Louisiana
Lamar Benches, Inc. .........................                         Oklahoma
Lamar Central Outdoor, Inc. .................                         Delaware
Lamar DOA Tennessee Holdings, Inc. ..........                         Delaware
Lamar DOA Tennessee, Inc. ...................                         Delaware
Lamar Electrical, Inc. ......................                         Louisiana
Lamar Florida, Inc. .........................                          Florida
Lamar I-40 West, Inc. .......................                         Oklahoma
Lamar OCI North Corporation .................                         Delaware
Lamar OCI South Corporation .................                        Mississippi
Lamar Ohio Outdoor Holding Corp. ............                           Ohio
Lamar Oklahoma Holding Company, Inc. ........                         Oklahoma
Lamar Pensacola Transit, Inc. ...............                          Florida
Lamar Pinnacle Acquisition Co. ..............                          Georgia
Lamar T.T.R., L.L.C .........................                          Arizona
Lamar Tennessee, L.L.C ......................                         Tennessee
Lamar Texas General Partner, Inc. ...........                         Louisiana
Lamar Texas Limited Partnership .............                           Texas
Lamar Transit Advertising of New Orleans, LLC                         Delaware
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                                                                    Exhibit 21.1

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

                                                                    STATE OR OTHER
                                                             JURISDICTION OF INCORPORATION OR
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER               ORGANIZATION
----------------------------------------------------               ------------

LC Billboard L.L.C ..........................                         Delaware
Maine Logos, L.L.C ..........................                           Maine
Michigan Logos, Inc. ........................                         Michigan
Minnesota Logos, Inc. .......................                         Minnesota
Mississippi Logos, L.L.C ....................                        Mississippi
Missouri Logos, LLC .........................                         Missouri
Missouri Logos, a Partnership ...............                         Missouri
Nebraska Logos, Inc. ........................                         Nebraska
Nevada Logos, Inc. ..........................                          Nevada
New Jersey Logos, L.L.C .....................                        New Jersey
New Mexico Logos, Inc. ......................                        New Mexico
Ohio Logos, Inc. ............................                           Ohio
Oklahoma Logos, L.L.C .......................                         Oklahoma
Outdoor Marketing Systems, Inc. .............                       Pennsylvania
Outdoor Marketing Systems, LLC ..............                       Pennsylvania
Outdoor Promotions West, LLC ................                         Delaware
Parsons Development Company .................                          Florida
Revolution Outdoor Advertising, Inc. ........                          Florida
South Carolina Logos, Inc. ..................                      South Carolina
Stokely Ad Agency, L.L.C ....................                         Oklahoma
Tennessee Logos, Inc. .......................                         Tennessee
Texas Logos, L.P. ...........................                           Texas
The Lamar Company, L.L.C ....................                         Louisiana
TLC Properties II, Inc. .....................                           Texas
TLC Properties, Inc. ........................                         Louisiana
TLC Properties, L.L.C .......................                         Louisiana
Trans West Outdoor Advertising, Inc. ........                        California
Transit America Las Vegas, L.L.C ............                         Delaware
Triumph Outdoor Holdings, LLC ...............                         Delaware
Triumph Outdoor Rhode Island, LLC ...........                         Delaware
Utah Logos, Inc. ............................                           Utah
Virginia Logos, LLC .........................                         Virginia
Washington Logos, L.L.C .....................                        Washington


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